Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

First National Holdings, LLC (the “Company”)

Cantor Fitzgerald & Co

(together, the “Specified Parties”)

Re: FNA VI, LLC, Class A Series 2021-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “FNA VI Consolidated Loan Tape and Tables _ 2020.12.31 (12.28 cut-off) _ vFINAL.xlsx” provided by the Company on December 31, 2020 (the “Data File”), containing certain information related to 9,262 Tax Liens and Property Assessed Clean Energy (“PACE”) Assessments (together, the “Assets”) as of December 28, 2020, which we were informed are intended to be included as collateral in the offering by FNA VI, LLC, Class A Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages are within $0.01 and 0.1%, respectively, except for differences related to Accrued Interest Amount and Market Value which were within 10%.

•	The term “Cutoff Date” means December 28, 2020.

•	The term “Sources” means some or all of the following documents:

-	Scanned copies of the Certificate of Purchase, Tax Certificate, Payment Agreement, Promissory Note, Good Faith Estimate, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were furnished and represented by the Company to be copies of the original documents

-	Sceenshots furnished and represented by the Company to be from the Company’s servicing systems (the “System Screenshots”).

-	Tax Amount, Current Interest Rate, Overbid Amount, and Market Value (property appraisal value) related to one or more tax liens sold by the county, which we obtained as instructed by the Company from specific county assessor’s websites (provided by the Company and listed in Exhibit A), or such information furnished and represented by the Company to be screenshots from the county websites (the “County Records”).

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

-	Electronic mail correspondence from the Company detailing each state’s statutory interest rate and a document containing the accrual methodology (together, the “State Interest Overview” for each state)

We were instructed by the Company to perform the following agreed-upon procedures on the Assets in the Data File.

A.	We were instructed by the Company to randomly select a sample of 150 Assets from the Data File (the “Sample Assets”) as listed in Exhibit B. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Assets that we were instructed to randomly select from the Data File.

B.	For each Sample Asset, we compared or recomputed the specified attributes in the Data File to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources/Instructions

State	Certificate of Purchase, Tax Certificate, Payment Agreement, Promissory Note, Auction Purchase Confirmation Emails, or County Records

Tax Amount	Certificate of Purchase, Tax Certificate, Payment Agreement, Promissory Note, Auction Purchase Confirmation Emails, County Records, or System Screenshot

Current Interest Rate	Certificate of Purchase, Tax Certificate, Payment Agreement, Promissory Note, Good Faith Estimate, Auction Purchase Confirmation Emails, or County Records

Accrued Interest Amount

System Screenshot or recompute using (i) Tax Amount stated in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the time period from the Purchase Date stated in the Data File to the Cutoff Date.

For certain Sample Assets, if the Company provided a System Screenshot showing Accrued Interest as of December 30, 2020, recompute the Accrued Interest by subtracting from the amount shown on the System Screenshot an amount equal to two (2) days’ worth of interest using (i) Tax Amount stated in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) time period equal to 2 days.

Overbid Amount	Certificate of Purchase, Auction Purchase Confirmation Emails, or County Records. For Sample Asset #75, recompute the Overbid Amount by subtracting Tax Amount stated in the Data File from the highest bid amount shown in the County Records. We were instructed by the Company not to perform this procedure for Sample Assets in the States of Arizona, California, Florida, Illinois, and Texas

Attributes	Sources/Instructions

Market Value	County Records, System Screenshot

Redemptive Value	Recompute as the sum of the Tax Amount, the Accrued Interest Amount, the Reimbursable Fees, and the Overbid Amount stated in the Data File.

LTV	Recompute as the difference between the Redemptive Value and the Overbid amount, divided by the Market Value.

Overbid LTV	Recompute as the Redemptive Value divided by the Market Value. We were instructed by the Company not to perform this procedure for Sample Assets in the States of Arizona, California, Florida, Illinois, and Texas

Seasoning	Recompute as the number of months from the Purchase Date sated in the Data File to the Cutoff Date.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, Sources, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Assets, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Assets being securitized, (iii) the compliance of the originator of the Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA

January 4, 2021

Exhibit A – County Assessor’s Websites provided by the Company

State	County	Website
Arizona	Mohave	https://eagletw.mohavecounty.us/treasurer/eagleweb/report/
Arizona	Pima	https://www.asr.pima.gov/Parcel/Index
Arizona	Pima	https://www.to.pima.gov/propertyInquiry/?stateCodeB=401&stateCod eM=07&stateCodeP=0600
California	Parcel Quest for all California county assessor data	https://assr.parcelquest.com/Home/Details/0
Florida	Broward	https://web.bcpa.net/bcpaclient/index.html#/Record-Search
Florida	Charlotte	https://www.ccappraiser.com/RPSearchValueHistory.asp?yr=2019
Florida	Duval	https://fl-duval- taxcollector.publicaccessnow.com/PropertyTaxSearch/AccountDetail /BillDetail.aspx
Florida	Hardee	https://qpublic.schneidercorp.com/Application.aspx
Florida	Lee	https://www.leepa.org/Display/DisplayTrim.aspx
Florida	Lee	https://www.leetc.com/ncp/search_detail.asp 1/1
Florida	Leon	https://itm.leoncountyfl.gov/ITM/PropertyAcctBill.aspx
Florida	Leon	https://itm.leoncountyfl.gov/ITM/PropertyAcctBill.aspx?
Florida	Leon	https://www.leonpa.org/pt/Datalets/Datalet.aspx?sIndex=2&idx=1
Florida	Marion	http://www.pa.marion.fl.us/PRC.aspx?
Florida	Marion	https://www.mariontax.com/itm/PropertyAcctBill.aspx?
Florida	Martin	https://martin.county-taxes.com/public/real_estate/parcels
Florida	Okeechobee	http://www.okeechobeepa.com/TRIMS2020/
Florida	Orange Count	https://www.ocpafl.org/searches/ParcelSearch.aspx?
Florida	Palm Beach	https://www.pbcgov.com/papa/Asps/PropertyDetail/PropertyDetail.as px
Florida	Walton	https://walton.county-taxes.com/public/real_estate/parcels
Illinois	Cook	https://www.cookcountyassessor.com/pin/
South Carolina	Beaufort	https://www.beaufortcountytreasurer.com/tax-bill-lookup/2019/rpp/
South Carolina	Charlotte	https://charlotte.county-taxes.com/public/real_estate/parcels/
Texas	Bexar	http://bexar.trueautomation.com/clientdb/Property.aspx
Texas	Bowie	http://www.bowieappraisal.com/account/
Texas	Collin	https://www.collincad.org/propertysearch
Texas	Dallas	http://www.dallascad.org/AcctDetailRes.aspx?
Texas	Denton	https://www.dentoncounty.gov/841/Search-Property-Tax-Records
Texas	Desoto	http://www.desotopa.com/gis/
Texas	Ector	http://www.ectorcad.org/
Texas	El Paso	https://www.epcad.org/Search/Details/
Texas	Grimes	https://grimescad.org/Property-Detail/PropertyQuickRefID/
Texas	Guadalupe	https://propaccess.trueautomation.com/clientdb/Property.aspx?cid=9 6
Texas	Harris	https://hcad.org/property-search/real-property/real-property-search- by-address/
Texas	Liberty	https://esearch.libertycad.com/
Texas	Limestone	http://propertysearch.limestonecad.com/
Texas	Montgomery	https://mcad-tx.org/Property-Detail/PropertyQuickRefID
Texas	Palo Pinto	http://iswdataclient.azurewebsites.net/
Texas	Potter Randall	https://esearch.prad.org/
Texas	Travis	http://propaccess.traviscad.org/clientdb/Property.aspx
Texas	Williamson	https://tax.wilco.org/Property-Detail/PropertyQuickRefID/
Texas	Zavala	https://esearch.zavalacad.com/

Exhibit B – The Sample Assets

Sample Asset Number	Sample Asset ID	Sample Asset Number	Sample Asset ID	Sample Asset Number	Sample Asset ID
1	2020001	51	2020051	101	2020101
2	2020002	52	2020052	102	2020102
3	2020003	53	2020053	103	2020103
4	2020004	54	2020054	104	2020104
5	2020005	55	2020055	105	2020105
6	2020006	56	2020056	106	2020106
7	2020007	57	2020057	107	2020107
8	2020008	58	2020058	108	2020108
9	2020009	59	2020059	109	2020109
10	2020010	60	2020060	110	2020110
11	2020011	61	2020061	111	2020111
12	2020012	62	2020062	112	2020112
13	2020013	63	2020063	113	2020113
14	2020014	64	2020064	114	2020114
15	2020015	65	2020065	115	2020115
16	2020016	66	2020066	116	2020116
17	2020017	67	2020067	117	2020117
18	2020018	68	2020068	118	2020118
19	2020019	69	2020069	119	2020119
20	2020020	70	2020070	120	2020120
21	2020021	71	2020071	121	2020121
22	2020022	72	2020072	122	2020122
23	2020023	73	2020073	123	2020123
24	2020024	74	2020074	124	2020124
25	2020025	75	2020075	125	2020125
26	2020026	76	2020076	126	2020126
27	2020027	77	2020077	127	2020127
28	2020028	78	2020078	128	2020128
29	2020029	79	2020079	129	2020129
30	2020030	80	2020080	130	2020130
31	2020031	81	2020081	131	2020131
32	2020032	82	2020082	132	2020132
33	2020033	83	2020083	133	2020133
34	2020034	84	2020084	134	2020134
35	2020035	85	2020085	135	2020135
36	2020036	86	2020086	136	2020136
37	2020037	87	2020087	137	2020137
38	2020038	88	2020088	138	2020138
39	2020039	89	2020089	139	2020139
40	2020040	90	2020090	140	2020140
41	2020041	91	2020091	141	2020141
42	2020042	92	2020092	142	2020142
43	2020043	93	2020093	143	2020143
44	2020044	94	2020094	144	2020144
45	2020045	95	2020095	145	2020145
46	2020046	96	2020096	146	2020146
47	2020047	97	2020097	147	2020147
48	2020048	98	2020098	148	2020148
49	2020049	99	2020099	149	2020149
50	2020050	100	2020100	150	2020150

Note: The Company has assigned a unique ID number to each Asset in the Data File. The Sample Asset IDs referred to in this Exhibit are not the Asset numbers.